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                            RUSSELL INSURANCE FUNDS
                     SUPPLEMENT DATED NOVEMBER 20, 1998 TO
                         PROSPECTUSES DATED MAY 1, 1998

    The following information supplements the Prospectus of the Russell Insurance Funds (the "Company") dated May 1, 1998.

NEW MANAGEMENT AGREEMENT AND CHANGE OF CONTROL--The following information supplements the section of the prospectus entitled "GENERAL MANAGEMENT OF THE FUNDS."

    On November 19, 1998, shareholders of each of the Funds approved a new investment management agreement (the "Management Agreement") with Frank Russell Investment Management Company ("FRIMCo"). The new management agreement will become effective upon the termination of the present management agreement, which will result from a change of control of FRIMCo's parent, the Frank Russell Company ("FRC"). FRC has approved an Agreement and Plan of Merger (the "Plan") with The Northwestern Mutual Life Insurance Company ("Northwestern") pursuant to which Northwestern will acquire FRC, the sole shareholder of FRIMCo, effective January 1, 1999. Under the Investment Company Act of 1940, the present management agreement will terminate automatically upon the acquisition of FRC by The Northwestern Under the Plan, FRC will retain its identity and operating independence, and will continue to operate globally as a separate company.

    In anticipation of the acquisition and the resulting termination, the Board and the shareholders of the Company approved the execution of another Management Agreement between the Company and FRIMCo to permit FRIMCo to continue to provide advisory services to the Funds. Except as to the date, the terms of the new Management Agreement are identical to the present management agreement. The new Management Agreement is expected to be implemented immediately following the acquisition.

CHANGE TO INVESTMENT RESTRICTION ON BORROWING--ALL FUNDS

    On November 19, 1998, shareholders of all Funds approved a change to the fundamental investment restriction which limits the amount which the Funds may borrow. The revised restriction allows a higher borrowing level for the purpose of meeting shareholder redemption requests. Previously, each Fund's restriction limited all borrowings to not more than 5%, and permitted borrowing only for temporary or emergency purposes. Each Fund's restriction has been revised to permit additional borrowings, up to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings, to pay redemptions by shareholders.